UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2019

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2019 (the “Initial Report”), NexPoint Residential Trust, Inc. reported that it, through its operating partnership, NexPoint Residential Trust Operating Partnership, L.P., acquired a three-property portfolio in Phoenix, Arizona from an unaffiliated third party for approximately $132 million. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement.

Report of Independent Auditors	3

Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2018	4

Notes to Historical Statement of Revenues and Certain Direct Operating Expenses	5

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Information	7

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2018	8

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018	9

Notes to Unaudited Pro Forma Consolidated Financial Statements	10

(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Frazier & Deeter, LLC, dated April 15, 2019

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

NexPoint Residential Trust, Inc.

We have audited the accompanying historical statement of revenues and certain direct operating expenses of The Phoenix Portfolio (the “Properties”) for the year ended December 31, 2018, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of the Properties for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

Emphasis of Matter

We draw attention to Note 2 to the accompanying financial statement, which describes that the statement of revenues and certain direct operating expenses of the Properties were prepared for the purpose of complying with the rules of the Securities and Exchange Commission (for the inclusion on Form 8-K/A of NexPoint Residential Trust, Inc.) and is not intended to be a complete presentation of the Properties’ revenues and expenses. Our opinion has not been modified with respect to this matter.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

April 15, 2019

THE PHOENIX PORTFOLIO

HISTORICAL STATEMENT OF REVENUES AND CERTAIN DIRECT

OPERATING EXPENSES

For the Year Ended December 31, 2018
Revenues
Rental income	$9,043
Other income	1,108

Total revenues	10,151

Certain direct operating expenses
Property operating expenses	2,079
Real estate taxes and insurance	706
Property management fees	288
Property general and administrative expenses	256

Total certain direct operating expenses	3,329

Revenues in excess of certain direct operating expenses	$6,822

See accompanying notes to the historical financial statement

THE PHOENIX PORTFOLIO

NOTES TO HISTORICAL STATEMENT OF REVENUES AND CERTAIN

DIRECT OPERATING EXPENSES

Note 1. Business

On January 28, 2019, NexPoint Residential Trust, Inc. (the “Company”), through its operating partnership, NexPoint Residential Trust Operating Partnership, L.P., acquired a three-property portfolio in Arizona for approximately $132.1 million (the “Portfolio”). See the table below for further detail of each property in the Portfolio. The accompanying historical statement of revenues and certain direct operating expenses (“Historical Summary”) includes the revenues and certain expenses of the Portfolio.

Property Name	Location	Purchase Price	# Units
Bella Vista Apartment Homes	Phoenix, Arizona	$48,400	248
The Enclave Apartment Homes	Tempe, Arizona	41,800	204
The Heritage Apartment Homes	Phoenix, Arizona	41,900	204

		$132,100	656

Note 2. Basis of Presentation

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”), and is not intended to be a complete presentation of the Portfolio’s revenues and expenses.

The accompanying statements of revenues and certain operating expenses are presented in conformity with accounting principles generally accepted in the United States of America and in accordance with the provisions of Rule 3-14 of Regulation S-X promulgated by the SEC, which requires certain information with respect to real estate operations be included with certain filings with the SEC. Accordingly, the statements exclude certain historical income and expenses that are not comparable to the proposed future operations of the Portfolio such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Portfolio after their acquisition by the Company and are not intended to be a complete representation of the Portfolio’s revenues and expenses.

Note 3. Significant Accounting Policies

Revenues

The Portfolio contains apartment units occupied under various lease agreements with residents, typically with terms of 12 months or less. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Portfolio is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to residents pursuant to the lease agreements. Other rental income consists of charges billed to residents for utilities reimbursements, administrative, application, and other fees and is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Portfolio. Portfolio operating costs includes property staff salaries, marketing, utilities, landscaping, repairs and maintenance, and other general costs associated with operating the Portfolio. Costs such as depreciation, amortization, interest, and professional fees are excluded from the Historical Summary.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

THE PHOENIX PORTFOLIO

NOTES TO HISTORICAL STATEMENT OF REVENUES AND CERTAIN

DIRECT OPERATING EXPENSES

Note 4. Commitments and Contingencies

Litigation

The Portfolio may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters

The Company is not aware of any material environmental liabilities relating to the Portfolio that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environment laws and regulations or other environmental conditions with respect to the Portfolio could result in future environmental liabilities.

Note 5. Subsequent Events

In preparation of the accompanying Historical Summary, subsequent events were evaluated for recognition or disclosure through April 15, 2019, which is the date the Historical Summary was issued.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 19, 2019. In addition, this unaudited pro forma information should be read in conjunction with the historical statements of revenues and certain direct operating expenses and the notes thereto of the Portfolio, which are included herein.

The following unaudited pro forma consolidated balance sheet as of December 31, 2018 has been prepared to give effect to the acquisition of the Portfolio, which occurred on January 28, 2019, as if the acquisition occurred on December 31, 2018.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2018 has been prepared to give effect to the acquisition of the Portfolio as if the acquisition occurred on January 1, 2018.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Portfolio been consummated on January 1, 2018 or December 31, 2018.

In the opinion of the Company’s management, all adjustments necessary to reflect the effect of the transaction described above have been included in the pro forma consolidated financial statements.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2018

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (a)	Purchase of PHX Portfolio (b)	Pro Forma Total
ASSETS
Operating Real Estate Investments
Land	$202,347	$28,823	$231,170
Buildings and improvements	935,604	99,735	1,035,339
Intangible lease assets	3,049	2,438	5,487
Construction in progress	1,881	—	1,881
Furniture, fixtures, and equipment	61,456	1,659	63,115

Total Gross Operating Real Estate Investments	1,204,337	132,655	1,336,992
Accumulated depreciation and amortization	(134,124)	—	(134,124)

Total Net Operating Real Estate Investments	1,070,213	132,655	1,202,868
Real estate held for sale, net of accumulated depreciation of $897	17,329	—	17,329

Total Net Real Estate Investments	1,087,542	132,655	1,220,197
Cash and cash equivalents	19,864	(7,994)	11,870
Restricted cash	23,265	5,662	28,927
Accounts receivable	3,340	50	3,390
Prepaid and other assets	9,058	37	9,095
Fair market value of interest rate swaps	18,141	—	18,141

TOTAL ASSETS	$1,161,210	$130,410	$1,291,620

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages payable, net	$824,702	$78,266	$902,968
Mortgages payable held for sale, net	13,318	—	13,318
Credit facilities, net	—	51,857	51,857
Accounts payable and other accrued liabilities	5,765	126	5,891
Accrued real estate taxes payable	12,607	41	12,648
Accrued interest payable	2,852	—	2,852
Security deposit liability	1,889	104	1,993
Prepaid rents	1,482	16	1,498

Total Liabilities	862,615	130,410	993,025

Redeemable noncontrolling interests in the Operating Partnership	2,567	—	2,567

Stockholders’ Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 23,499,635 shares issued and outstanding	234	—	234
Additional paid-in capital	285,511	—	285,511
Accumulated earnings less dividends	(6,764)	—	(6,764)
Accumulated other comprehensive income	17,047	—	17,047

Total Stockholders’ Equity	296,028	—	296,028

TOTAL LIABILITIES AND EQUITY	$1,161,210	$130,410	$1,291,620

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (a)	Purchase of PHX Portfolio (b)		Pro Forma Total
Revenues
Rental income	$127,964	$9,043		$137,007
Other income	18,633	1,108		19,741

Total revenues	146,597	10,151		156,748

Expenses
Property operating expenses	35,824	2,079		37,903
Real estate taxes and insurance	20,713	706		21,419
Property management fees (related party)	4,382	288		4,670
Advisory and administrative fees (related party)	7,474	—	(c)	7,474
Corporate general and administrative expenses	7,808	—		7,808
Property general and administrative expenses	6,134	256		6,390
Depreciation and amortization	47,470	5,714	(d)	53,184

Total expenses	129,805	9,043		138,848

Operating income	16,792	1,108		17,900
Interest expense	(28,572)	(5,940	)(e)	(34,512)
Loss on extinguishment of debt and modification costs	(3,576)	—		(3,576)
Gain on sales of real estate	13,742	—		13,742

Net loss	(1,614)	(4,832)		(6,446)
Net income attributable to noncontrolling interests	—	—		—
Net loss attributable to redeemable noncontrolling interests in the Operating Partnership	(5)	—		(5)

Net loss attributable to common stockholders	$(1,609)	$(4,832)		$(6,441)

Other comprehensive income
Unrealized gains on interest rate derivatives	1,931	—		1,931

Total comprehensive income (loss)	317	(4,832)		(4,515)
Comprehensive income attributable to noncontrolling interests	—	—		—
Comprehensive income attributable to redeemable noncontrolling interests in the Operating Partnership	1	—		1

Comprehensive income (loss) attributable to common stockholders	$316	$(4,832)		$(4,516)

Weighted average common shares outstanding - basic	21,189			21,189

Weighted average common shares outstanding - diluted	21,667			21,667

Basic loss per share (see Note 2)	$(0.08)			$(0.30)

Diluted loss per share (see Note 2)	$(0.08)			$(0.30)

Dividends declared per common share	$1.025			$1.025

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINACIAL STATEMENTS

Balance sheet adjustments

a)

Represents the audited historical consolidated balance sheet of NexPoint Residential Trust, Inc. and subsidiaries (the “Company”) as of December 31, 2018. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

b)	Reflects the acquisition of the Portfolio as if it occurred on December 31, 2018.

Income statement adjustments

a)

Represents the audited historical consolidated operations of the Company for the year ended December 31, 2018. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

b)

Represents the historical operations of the Portfolio acquired by the Company. See the historical statements of revenues and certain direct operating expenses and the notes thereto of the Portfolio, which are included herein.

c)

Advisory and administrative fees related to the Portfolio that may have been payable to the Company’s advisor in connection with the acquisition were assumed to be waived, as these fees were actually waived during the first quarter of 2019.

d)

Represents depreciation and amortization expense (not reflected in the historical consolidated statements of operations of the Company) as if the Portfolio was acquired on January 1, 2018. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.

e)

Represents interest expense (not reflected in the historical consolidated statements of operations of the Company) as if the borrowings attributable to the Portfolio were borrowed on January 1, 2018. In connection with the acquisition of the Portfolio, the Company:

•	Originated $78.3 million in first mortgages, which all currently have an annual interest rate of one-month LIBOR plus 1.32% and 84-month terms; and

•	Drew $52.5 million on its $70 Million Facility, which currently has an annual interest rate of one-month LIBOR plus 2.25%.

Additionally, the adjustment reflects the amortization of deferred financing costs incurred in connection with the aforementioned loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive
VP-Finance, Secretary and Treasurer

Date: April 15, 2019